                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of Mercantile Bank Corporation (the "Issuer").

         I, Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

         (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 6, 2003

                                   /s/ Charles E. Christmas
                                   -----------------------------------
                                   Charles E. Christmas
                                   Senior Vice President, Chief
                                   Financial Officer and Treasurer